Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.(1)	:
:
	:	(Jointly Administered)
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MONTHLY OPERATING REPORT

FOR THE MONTH OF MARCH 2009

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Period Operating Loss: $

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:             Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.(2)

Dated: April 23, 2009
James A. Morgan, Chief Financial Officer

(1)        The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; and Honey Bucket Films, Inc.

(2)        All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.             Description of the Cases. On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code. The cases are being jointly administered under case number 09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in—possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. Each Debtor’s fiscal year ends on December 31 of each year.

2.             Basis of Presentation. The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court. The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. We caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material. The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.             Summary of Significant Reporting Policies. The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses. Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors. The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.             Foreign Currency. The Debtors have no foreign currency transactions. Therefore, all amounts are reflected in U.S. dollars.

2

5.             Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.             Recoveries and Causes of Action. The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter. Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.             Reorganization Items. American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11. Such items are reflected in the statements.

8.             Liabilities Subject to Compromise. As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise. The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.             Post-petition Accounts Payable. To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms. Thus, an accounts payable aging is not included in this report.

3

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

March 2009

			09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652	09-10655
	Case #		WLNS	KLFY	KLFY LP	LAT	WTVO	WKRN	WKRN GP	YBT	WTEN	WRIC	WATE	WATE GP
ASSETS
Cash			$(57,041)	$(130)	$0	$0	$0	$(9,933)	$0	$0	$(129,160)	$(33,201)	$(144,192)	$0
Accounts Receivable			1,572,075	1,878,591				3,349,750			1,885,911	2,492,048	1,950,617
Interest Receivable-Subsidiaries-Subject to Compromise
Program License Rights -S/T			277,471	131,387				398,646			510,745	1,108,055	689,901
Prepaid Expenses			166,084	28,348				56,084			78,616	22,545	24,036
Total current assets			1,958,589	2,038,196				3,794,548			2,346,112	3,589,446	2,520,363

Property & Equipment			23,006,973	19,694,793				26,662,587			17,165,446	27,693,042	19,587,446
Accumulated Depreciation			(18,962,607)	(16,715,640)				(21,037,568)			(14,107,727)	(21,087,720)	(14,678,206)
Net property and equipment			4,044,366	2,979,153				5,625,019			3,057,719	6,605,322	4,909,240

Program License Rights-L/T			124,800								9,000
Deposits			5,275	13,893				36,065			191,808	69,455	4,000
Notes Receivable Subsidiaries-Subject to Compromise
Investments											617,593
Goodwill			294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill			(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA			(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)	(8,075,475)
Going Concern				350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses			10,712,060		1,804,000				7,149,168		3,556,017	27,559,349		19,321,618
Accum Amort - Definite Lived Intangible Assets			(7,820,630)		(4,950,517)			(208,027)	(5,719,208)		(3,299,066)	(163,772)	(44,391)
Organizational Costs			2,406									486,667
Intangibles			1,649,600					208,027					141,759
Network Affiliation			11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany			(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)	(10,595)
Post-Petition Intercompany Activity			612,838	303,034	683,745			245,457	723,370		963,879	1,110,053	110,965	478,370
Total non-current assets			10,841,103	(935,388)	16,256,273	66,667		(457,386)	14,276,059	55,556	10,651,026	26,935,891	(1,568,670)	11,713,918

Total Assets			$16,844,057	$4,081,961	$16,256,273	$66,667	$0	$8,962,180	$14,276,059	$55,556	$16,054,858	$37,130,659	$5,860,932	$11,713,918

L1ABILFIES AND EQUI TY
Liabilities not subject to Compromise
Accounts Payable			273,600	222,234				344,434			139,727	239,510	197,519
Accrued Expenses			271,027	276,243			804	316,846			176,436	210,270	167,251
Program License Liability			431,183	119,208				386,504			484,326	1,027,792	636,019
Deferred Revenue			752,079	561,142				385,135			352,059	271,899	219,659
Total Liabilities not subject to Compromise			1,727,888	1,178,827			804	1,432,919			1,152,548	1,749,472	1,220,449

Liabilities subject to Compromise
Accounts Payable			302,657	303,676				531,859			477,281	985,743	632,607
Pre-Petition Accrued Interest		(1)	648,117	4,515,190	134,169			(87,429)	134,897		170,198	134,635	380,946	10,558,927
Post-Petition Accrued Interest		(2)	( )
Notes Payable - Senior bank UT
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent			36,783,094	29,157,765	33,334,012			18,503,499	33,514,768		31,899,172	51,150,000	16,777,582	44,572,418
Deferred Tax Liability
Other Liabilities		(3)
Total Liabilities subject to Compromise			37,733,869	33,976,631	33,463,182			18,947,929	33,649,665		32,546,651	52,270,378	17,791,135	55,131,345

Common Stock			1,934	518			50,199	1,421
Additional Paid In Capital			13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	20,779,608	(24,776,491)	55,556	(6,105,135)	(15,523,638)	11,097,732	759,231
Other Income
Retained Earnings			(35,986,756)	(52,822,491)	(419,429)		(8,105,988)	(32,199,697)	5,402,886		(11,539,206)	(1,365,552)	(24,248,382)	(44,176,658)
Stockholders’ Equity			(22,617,700)	(31,073,497)	(17,211,909)	66,667	(804)	(11,418,668)	(19,373,606)	55,556	(17,644,341)	(16,889,190)	(13,150,651)	(43,417,427)
Total Liabilities & Equity			$16,844,057	$4,081,961	$16,256,273	$66,667	$0	$8,962,180	$14,276,059	$55,556	$16,054,858	$37,130,659	$5,860,932	$11,713,918
			—	—	—	—	—	—	—	—	—	—	—	—

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

March 2009

			09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666	09-10668	09-10645	N/A
	Case #		YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity TV	YBSAS	CORP	YBCC
ASSETS
Cash			$0	$(53,680)	$(154,316)	$(151,976)	$100	$(36,388)	$(16,252)	$0	$0	$0	$0	$26,696,697	$0
Accounts Receivable			55,556	2,048,720	1,902,025	2,171,610	174,217	5,028,005	244,416					33,890
Interest Receivable-Subsidiaries-Subject to Compromise														550,361,168
Program License Rights -S/T				314,000	485,200	202,942	7,197	3,873,824
Prepaid Expenses				60,314	37,873	34,933		287,064	763					1,302,966
Total current assets			55,556	2,369,354	2,270,782	2,257,509	181,514	9,152,505	228,927					578,394,720

Property & Equipment				26,712,247	18,656,404	34,503,662	3,849,425	44,155,018	1,068,583				274,002	6,553,578
Accumulated Depreciation				(21,209,356)	(15,110,311)	(29,768,986)	(3,212,843)	(31,920,142)	(1,008,409)				(16,093)	(5,588,009)
Net property and equipment				5,502,890	3,546,093	4,734,676	636,581	12,234,876	60,173				257,909	965,568

Program License Rights-L/T								78,725
Deposits				64,450	2,500	18,956	4,856	50,000	10,199				8,000	562,950
Notes Receivable Subsidiaries-Subject to Compromise														1,052,864,358	143,320,371
Investments					(10,351)	757,518		2,102,600	1,954,938
Goodwill				6,453		220,700	15,900
Accumulated Amortization - Goodwill				(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA				(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses				19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets					(12,424,950)	(7,498,237)	(189,966)	(8,591,604)	(118,432)
Organizational Costs								8,591,604	122,430
Intangibles					236,342
Network Affiliation					32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges														(7,573,612)
Debt Issuance Costs														13,955,285
Pre-Petition Intercompany			55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)				(256,392)	166,749,014	(16,879,553)
Post-Petition Intercompany Activity				1,009,202	904,341	1,302,415	143,536	207,698	(384,380)				(2,194)	(8,412,328)
Total non-current assets			55,556	20,894,990	30,658,379	22,305,626	1,735,927	56,561,022	(936,730)				(250,586)	1,218,145,668	126,440,818

Total Assets			$111,112	$28,767,234	$36,475,255	$29,297,811	$2,554,022	$77,948,403	$(647,630)	$0	$0	$0	$7,323	$1,797,505,957	$126,440,818

LIABILITIES AND EQUITY
Liabilities not subject to Compromise
Accounts Payable			55,556	222,559	122,712	107,627	1,942	3,533,565	7,715					254,028
Accrued Expenses				197,458	169,727	296,714	58,572	6,037,665	28,233					4,039,081
Program License Liability				417,557	445,275	181,329	5,250	8,520,550
Deferred Revenue				758,183	765,959	928,969	56,856	119,219
Total Liabilities not subject to Compromise			55,556	1,595,756	1,503,673	1,514,639	122,620	18,210,999	35,948					4,293,108

Liabilities subject to Compromise
Accounts Payable				511,353	540,475	491,867		8,735,812	60,429				7,323	257,506
Pre-Petition Accrued Interest		(1)		(98,884)	110,812	47,008		533,712,582						23,042,906
Post-Petition Accrued Interest		(2)												2,063,333
Notes Payable - Senior bank L/T														338,125,000
Notes Payable - Senior sub-debt														484,299,000
Premiums on Subordinated Debt														1,110,212
Notes Payable Parent				37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability														38,314,358
Other Liabilities		(3)												2,717,501
Total Liabilities subject to Compromise				37,912,469	57,824,287	51,820,183		1,296,986,505	60,429				7,323	889,929,816

Common Stock														19,710
Additional Paid In Capital			55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300				262,604,042	278,758,099
Other Income								(5,652,404)
Retained Earnings				3,722,994	(14,843,822)	(24,037,011)	2,431,403	(1,321,920,907)	(11,178,011)	(1,971,300)				640,659,280	(152,317,281)
Stockholders’ Equity			55,556	(10,740,990)	(22,852,706)	(24,037,011)	2,431,403	(1,237,249,101)	(744,007)					903,283,032	126,440,818
Total Liabilities & Equity			$111,112	$28,767,234	$36,475,255	$29,297,811	$2,554,022	$77,948,403	$(647,630)	$0	$0	$0	$7,323	$1,797,505,957	$126,440,818
			—	—	——	—	—	—	0	—	—	—	0	—	—

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

March 2009

					09-10645
	Case#		Sub-Total	Elimination	Consolidated
ASSETS
Cash			25,910,528		$25,910,528
Accounts Receivable			24,787,431		$24,787,431
Interest Receivable-Subsidiaries-Subject to Compromise			550,361,168	(550,361,168)	$0
Program License Rights -S/T			7,999,369		$7,999,369
Prepaid Expenses			2,099,626		$2,099,626
Total current assets			611,158,122	(550,361,168)	60,796,954

Property & Equipment			269,583,205		$269,583,205
Accumulated Depreciation			(214,423,618)		$(214,423,618)
Net property and equipment			55,159,587		55,159,587

Program License Rights-L/T			212,525		212,525
Deposits			1,042,408		1,042,408
Notes Receivable Subsidiaries-Subject to Compromise			1,196,184,729	(1,196,184,729)
Investments			5,422,298	(1,954,938)	3,467,361
Goodwill			15,069,550		15,069,550
Accumulated Amortization - Goodwill			(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA			(59,280,253)		(59,280,253)
Going Concern			4,209,385		4,209,385
FCC/Broadcast Licenses			204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets			(51,028,799)		(51,028,799)
Organizational Costs			9,203,108		9,203,108
Intangibles			2,235,728		2,235,728
Network Affiliation			91,163,596		91,163,596
Accumulated Amortization - Deferred Charges			(7,573,612)		(7,573,612)
Debt Issuance Costs			13,955,285		13,955,285
Pre-Petition Intercompany			144,925,929	(144,925,929)	(0)
Post-Petition Intercompany Activity			0		0
Total non-current assets			1,563,445,716	(1,343,065,596)	220,380,121

Total Assets			$2,229,763,425	$(1,893,426,763)	$336,336,662

LIABILITIES AND EQUITY
Liabilities not subject to Compromise
Accounts Payable			5,722,727		5,722,727
Accrued Expenses			12,246,327		12,246,327
Program License Liability			12,654,993		12,654,993
Deferred Revenue			5,171,158		5,171,158
Total Liabilities not subject to Compromise			35,795,205		35,795,205

Liabilities subject to Compromise
Accounts Payable			13,838,588		13,838,588
Pre-Petition Accrued Interest		(1)	573,404,074	(550,361,168)	23,042,906
Post-Petition Accrued Interest		(2)	2,063,333		2,063,333
Notes Payable - Senior bank L/T			338,125,000		338,125,000
Notes Payable - Senior sub-debt			484,299,000		484,299,000
Premiums on Subordinated Debt			1,110,212		1,110,212
Notes Payable Parent			1,196,184,729	(1,196,184,729)
Deferred Tax Liability			38,314,358		38,314,358
Other Liabilities		(3)	2,717,501		2,717,501
Total Liabilities subject to Compromise			2,650,056,795	(1,746,545,897)	903,510,898

Common Stock			73,782	(50,000)	23,782
Additional Paid In Capital			634,405,974	(233,890,063)	400,515,911
Other Income			(5,652,404)		(5,652,404)
Retained Earnings			(1,084,915,928)	87,059,197	(997,856,731)
Stockholders’ Equity			(456,088,576)	(146,880,866)	(602,969,442)
Total Liabilities & Equity			$2,229,763,425	$(1,893,426,763)	$336,336,662
			—	(0)	(0)
See Attached Notes

Young Broadcasting Inc.
Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

(1)    Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordianted Unsecured Notes and Intercompany Notes.

(2)    Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

(3)    Includes $1.6 million of Pre-Petition Creditors Holding Unsecured Priority Claims and $1.1 million of Creditors Holding Unsecured NonPriority Claims.

Young Broadcasting, Inc.

Consolidating Income Statement

For the Month ended March 31, 2009

		09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	N/A
	Case #	WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	Consolidated
Operating Revenues
Local Revenue		695,775	858,681		1,231,669		630,433	945,672	755,925		993,315	781,397	1,178,759	89,495	1,087,676				9,248,797
National Revenue		220,521	186,877		411,267		229,049	313,624	197,875		204,479	240,191	187,871	20,382	1,475,951				3,688,086
Network Revenue		543	(930)		45,639		50,026	58,811	31,858		27,462	2,049	(2,251)						213,207
Political Revenue		540	23,879		3,150		683,915	12,915			38,490	5,650	3,595						772,134
Barter Revenue		11,892	31,858		6,842		7,797	17,129	10,777		11,276	9,574	4,325	389	189,192				301,051
Other Revenue		72,898	46,402		193,358		102,157	153,782	152,006		519,422	134,171	58,305	16,166	180,692	33,912			1,663,271
Total Operating Revenues		1,002,168	1,146,767		1,891,925		1,703,376	1,501,933	1,148,441		1,794,444	1,173,032	1,430,604	126,432	2,933,511	33,912			15,886,546
Commissions
Rep Commissions		9,395	8,046		17,613		38,279	13,796	8,409		9,537	10,448	8,126	866	62,728	(187,243)			0
Agency Commissions		100,053	103,099		230,401		220,386	193,774	134,727		272,080	136,649	173,851	12,993	338,151				1,916,164
Total Commissions		109,448	111,145		248,014		258,665	207,569	143,136		281,617	147,097	181,978	13,859	400,879	(187,243)			1,916,164

Net Operating Revenues		892,720	1,035,922		1,643,911		1,444,712	1,294,364	1,005,305		1,512,827	1,025,935	1,248,626	112,573	2,532,632	221,156			13,970,382

Operating Expenses
Direct Expenses		10,780	9,671		13,254		17,566	7,174	12,248		5,475	3,013	12,332	1,100	16,298				108,912
Technical Expense		56,071	30,036		102,279		87,700	41,750	54,636		70,609	46,366	75,237	8,213	391,264				964,162
Program/Production Expense		56,059	41,023		58,102		45,440	51,067	65,336		47,267	49,394	72,515		110,187				596,391
Amortization of Program License Rights		46,807	23,811		72,887		93,152	205,412	127,206		53,402	89,055	36,267	1,051	450,189				1,199,239
News Expense		155,138	130,457		442,671		220,232	206,533	231,381		256,553	187,348	177,077	5,121	775,848				2,788,358
Sales Expense		94,004	113,158		157,982		88,502	140,339	142,111		107,847	76,419	93,356	3,508	334,951	422,064			1,774,241
General & Administrative Expense		150,608	151,748	815	267,652	815	187,451	195,774	179,095	815	244,623	187,818	191,694	12,968	599,105				2,370,981
Barter Expense		5,009	17,670		6,842		7,797	16,199	10,777		9,396	11,020	4,325	389	189,192				278,616
Total Operating Expenses		574,476	517,574	815	1,121,669	815	747,840	864,248	822,790	815	795,172	650,433	662,804	32,352	2,867,033	422,064			10,080,900

Net Operating Income		318,244	518,048	(815)	522,242	(815)	696,872	430,116	182,514	(815)	717,655	375,502	585,822	80,221	(334,402)	(200,908)			3,889,481
Operating Margin		35.6%	50.0%	#DIV/0l	31.8%	#DIV/01	48.2%	33.2%	18.2%	#DIV/0l	47.4%	36.6%	46.9%	71.3%	-13.2%	-90.8%	#DIV/0l	#DIV/0l	27.8%

Corporate Expense																	998,388		998,388
Reorganization Costs																	1,823,698		1,823,698
Non-Cash Compensation Paid in Common Stock																	(127,471)		(127,471)

Income Before Deprec. & Taxes		318,244	518,048	(815)	522,242	(815)	696,872	430,116	182,514	(815)	717,655	375,502	585,822	80,221	(334,402)	(200,908)	(2,694,615)		1,194,866

Deprec. & Amort. of Property & Equipment		63,416	84,470		85,253		57,795	94,853	73,976		83,260	50,322	89,071	14,074	111,668	2,651	48,172		858,982
Amort of Broadcast License & Other Intang.		28,800		(20,803)		29,201	16,988	1,013	295			92,978	55,271	1,430		277	135,808		341,257
Interest (Income)																	(1,724)		(1,724)
Interest Expense - Cash															7,498		1,377,189		1,384,687
Other (lncome)/Expense			684,999	(685,000)	725,000	(725,000)	4,600		480,000	(480,000)		(2,752)	11,628		(62,695)	102	705,830	(677,189)	(20,477)
Income Tax
Total Non-Operating Expenses		92,216	769,469	(705,803)	810,253	(695,799)	79,383	95,866	554,272	(480,000)	83,260	140,549	155,971	15,504	56,471	3,029	2,265,275	(677,189)	2,562,725

Net lncome/(Loss)		$226,028	$(251,422)	$704,988	$(288,011)	$694,984	$617,489	$334,250	$(371,757)	$479,185	$634,395	$234,953	$429,852	$64,718	$(390,872)	$(203,937)	$(4,959,890)	$677,189	$(1,367,859)

Footnotes:	(1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668.
	(2)	Reorganization costs are currently paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.

Young Broadcasting
Monthly Cash Flow
March 1 - 31, 2009

	YB Inc 09-10645	YB Davenport 09-10648	Winnebago TV 09-10649	YB GB 09-10650	KLFY LP 09-10651	YB Knox 09-10652	LAT Inc 09-10653	WATE GP 09-10655	WKRN GP 09-10656	YB LA 09-10657	YBK Inc 09-10658	YBT Inc 09-10659	YB SF 09-10660	YB Louis 09-10661
Opening Cash	$21,647,925.87	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash Receipts	$1,452,844.02	$925,145.79	$0.00	$1,419,213.28	$0.00	$928,552.68	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$2,146,101.78	$1,075,289.84
Cash Disbursements	$1,222,704.86	$391,915.37	$0.00	$577,824.40	$0.00	$525,831.98	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$3,259,860.94	$357,511.67
InterCo	$(4,851,444.84)	$533,230.42		$841,388.88	$0.00	$402,720.70		$0.00	$0.00	$0.00			$(1,113,759.16)	$717,778.17
Closing Cash	$26,729,509.87	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Reportable Disbursements - US Trustee	$1,222,704.86	$391,915.37	$0.00	$577,824.40	$0.00	$525,831.98	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$3,259,860.94	$357,511.67

Young Broadcasting

Monthly Cash Flow

March 1 - 31, 2009

YB	AY	HBF	YB	Fid TV	YB	YB	YB	YB	YB	YB	YB
Sioux Falls	Inc	Inc	Nash LLC	Inc	SS	Nash	Rap City	Lansing	Rich	Albany	Cap Corp	Total
09-10662	09-10663	09-10664	09-10665	09-10666	09-10668	09-10669	09-10670	09-10671	09-10672	09-10673	N/A	09-10645
Opening Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$21,647,925.87
Cash Receipts	$1,193,714.52	$32,295.50	$0.00	$1,955,731.51	$0.00	$0.00	$0.00	$0.00	$917,696.38	$1,344,947.39	$1,389,950.14	$0.00	$14,781,482.83
Cash Disbursements	$474,806.78	$320,395.36	$0.00	$817,655.97	$0.00	$80,136.99	$0.00	$0.00	$429,124.39	$593,439.64	$648,690.48	$0.00	$9,699,898.83
InterCo	$718,907.74	$(288,099.86)		$1,138,075.54		$(80,136.99)	$0.00		$488,571.99	$751,507.75	$741,259.66		$0.00
Closing Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$26,729,509.87
Reportable Disbursements - US Trustee	$474,806.78	$320,395.36	$0.00	$817,655.97	$0.00	$80,136.99	$0.00	$0.00	$429,124.39	$593,439.64	$648,690.48	$0.00	$9,699,898.83

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Period: Petition Date to Week End April 3, 2009

($ in thousands)	Actual Week 1	Actual Week 2	Actual Week 3	Actual Week 4	Actual Week 5	Actual Week 6	Actual Week 7
Week Ending	20-Feb	27-Feb	6-Mar	13-Mar	20-Mar	27-Mar	3-Apr
Disbursements
Salaries	—	1,756	1	1,949	—	1,813	—
Severance	—	—	—	—	—	—	—
Commissions	—	—	—	—	—	—	—
Payroll Taxes	188	856	—	883	—	824	—
Employee Benefit plan costs	29	645	7	104	22	321	306
Insurance, Property & Workers Comp	—	—	63	9	155	9	63
Property Taxes	—	—	—	—	—	—	—
Utilities	—	—	—	40	35	29	81
Travel	—	48	147	70	16	22	6
Syndicated Programming	—	—	120	717	25	522	1,013
Nielsen	—	—	—	70	64	22	129
News Services (all categories)	—	—	—	32	77	46	48
Media Buy	—	—	—	—	—	14	—
Maintenance and Repairs	—	—	—	57	43	36	45
Other Services	—	13	178	112	184	90	95
Capital Ex (Planned and Emergency)	—	—	—	—	—	—	4
Lease Payments	—	104	4	53	22	70	102
Other (misc. G&A and contingencies)	—	29	6	66	45	74	34
Dr. Phil Cure Fee	—	—	—	—	—	—	—
Utilities Deposits	—	—	—	—	—	—	85
Due Course Professional Expenses	—	—	—	—	—	—	—
Total Operating Disbursements	217	3,452	525	4,163	688	3,892	2,011
Senior Credit Cash Interest Expense	4,513
Restructuring Professional Expenses	—	—	—	312	—	—	—
Total Disbursements	4,730	3,452	525	4,474	688	3,892	2,011

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.